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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 19, 2006 (January 19, 2006)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15989 (Commission File Number)	13-4022871 (I.R.S. Employer Identification No.)
100 Endo Boulevard, Chadds Ford, PA (Address of principal executive offices)		19317 (Zip Code)

Registrant's telephone number, including area code    (610) 558-9800

Not Applicable
Former name or former address, if changed since last report

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

        On January 19, 2006, Endo Pharmaceuticals Holdings Inc. filed an automatically effective shelf registration statement on Form S-3 with the Securities and Exchange Commission allowing for delayed offerings pursuant to Rule 415 of the General Rules and Regulations under the Securities Act of 1933, as amended, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)
Financial Statements of Business Acquired.

        Not applicable.

(b)
Pro Forma Financial Information.

        Not applicable.

(c)
Exhibits.

Exhibit Number	Description
99.1	Registration Statement on Form S-3, dated January 19, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)
By:	/s/ CAROLINE B. MANOGUE Name: Caroline B. Manogue Title: Executive Vice President, Chief Legal Officer & Secretary

Dated: January 19, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Registration Statement on Form S-3, dated January 19, 2006

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FORM 8-K
Endo Pharmaceuticals Holdings Inc.
SIGNATURES
INDEX TO EXHIBITS